UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2022 (March 15, 2022)

Compass, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40291	30-0751604
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

90 Fifth Avenue, 3rd Floor
New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 913-9058

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.00001 par value per share	COMP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 15, 2022, the Board of Directors (the “Board”) of Compass, Inc. (the “Company”) completed a process to reclassify the membership of the Board’s three Director classes in order to achieve a more equal apportionment of membership among the three Director classes. Accordingly, effective March 15, 2022, Frank Martell, a member of the Board, resigned from his position as a Class III Director (with a term expiring at the Company’s 2024 Annual Meeting of Stockholders), subject to and conditioned upon his immediate reappointment as a Class I Director (with a term expiring at the Company’s 2022 Annual Meeting of Stockholders). The Board accepted Mr. Martell’s resignation and immediately reappointed him as a Class I Director with a term expiring at the 2022 Annual Meeting of Stockholders. Mr. Martell will be nominated for election as Class I Director with a term expiring at the 2025 Annual Meeting of Stockholders at the 2022 Annual Meeting of Stockholders. The resignation and reappointment of Mr. Martell was effected solely for the purpose of achieving a more equal apportionment of membership among the Board’s three classes of Directors, and for all other purposes, Mr. Martell’s service on the Board is deemed to have continued uninterrupted.

Mr. Martell continues to be appointed to the Audit Committee and Compensation Committee of the Board and there were no changes to any of Mr. Martell’s compensation arrangements with or any compensation due to Mr. Martell as a result of his resignation as a Class III Director and appointment as a Class I Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPASS, INC.

Date: March 21, 2022	By:	/s/ Brad Serwin
Brad Serwin
General Counsel and Corporate Secretary